                                                                    EXHIBIT 10.4

 [NOTE: CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]

                        2007 LONG TERM INCENTIVE PROGRAM

AWARD DATE:

March 30, 2007

UNIT ALLOCATION RATIO:

                 RATIO OF RSUS/PSUS
 JOB CATEGORY       BY JOB LEVEL
 ------------    ------------------
CEO                    PSU only
SVP                     50/50
VP                      50/50
Sr Mgr                  70/30
Manager/IC (1)          70/30
New Hire Pool          RSU only

(1) IC represents Individual Contributors who may be identified by SVP to receive grant

RSUs = Restricted Stock Units

PSUs = Performance Stock Units

VESTING SCHEDULE:

The award vests at a rate of 25% each year over 4 years.

PERFORMANCE-BASED RESTRICTED STOCK UNIT CALCULATIONS:

The number of PSUs received under this Long Term Incentive Program is based on the following:

                                 2007 PSU METRIC

        METRIC         THRESHOLD   TARGET   MAXIMUM
        ------         ---------   ------   -------
Adjusted Net Income*     $[**]      $[**]    $[**]

*    as defined in the Amended and Restated Short-Term Incentive Program

                               2007 PAYOUT LEVELS

  2007 ADJUSTED     SHARES GRANTED AS A PERCENT
NET INCOME RESULT       OF PSU TARGET AWARD
-----------------   ---------------------------
Threshold                        50%
Target                          100%
Maximum                         200%

*    shares granted are ratable between the three payout levels